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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): SEPTEMBER 21, 2004


                         KERYX BIOPHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                     000-30929                13-4087132
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

                              750 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of Principal Executive Offices)

                                 (212) 531-5965
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      []    Written communications pursuant to Rule 425 under the Securities
            Act.

      []    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

      [] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      (b) On September 21, 2004, Mr. Peter M. Kash resigned as a member of the Board of Directors of Keryx Biopharmaceuticals, Inc. ("Keryx") and as the Chairman of the Audit Committee. Dr. Lindsay A. Rosenwald, a current independent member of the Board of Directors, will serve as interim Chairman of the Audit Committee. The text of a press release, dated September 22, 2004, announcing the resignation is attached as Exhibit 99.1 and is incorporated by reference into this Item.

      (d) On September 21, 2004, Dr. Eric Rose was appointed to the Board of Directors of Keryx by unanimous vote of the directors. There are no arrangements or understandings between Dr. Rose and any other person pursuant to which Dr. Rose was appointed to the Board. Since January 1, 2004, Dr. Rose has not entered into any transactions with Keryx and is not currently considering any such transactions. The text of a press release announcing the appointment of Dr. Rose is attached as Exhibit 99.1 and is incorporated by reference into this Item.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      The following exhibit is filed as a part of this report:

      EXHIBIT
      NUMBER            DESCRIPTION
      ------            -----------
      99.1              Press Release dated September 22, 2004.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KERYX BIOPHARMACEUTICALS, INC.
                                         (Registrant)

Date: September 22, 2004

                                         By: /s/ Ron Bentsur
                                             ----------------------------------
                                             Ron Bentsur
                                             Vice President Finance and
                                             Investor Relations
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                                INDEX TO EXHIBITS

EXHIBIT
 NUMBER            DESCRIPTION
 ------            -----------
 99.1              Press Release dated September 22, 2004.